UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2013
Accretive Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34746	02-0698101

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611

(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by Accretive Health, Inc. (the “Company”), as a result of the Company's pending restatement of certain of its previously filed consolidated financial statements, the Company has been unable to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Form 10-K”). Therefore, the Company is subject to the New York Stock Exchange's (the “NYSE”) late filing procedures as they pertain to annual reports, as set forth in Section 802.01E of the NYSE Listed Company Manual.

On March 25, 2013, the Company announced that the NYSE granted its request for a listing extension, which expires on September 18, 2013. On September 16, 2013, the NYSE granted the Company's request for an additional listing extension. The Company will have until March 19, 2014 to file its 2012 Form 10-K. During that period, trading of the Company's shares on the NYSE will remain unaffected. If the Company does not file by March 19, 2014, the NYSE will initiate suspension and delisting procedures. The extension is subject to review by the NYSE on an ongoing basis. The Company continues to work diligently to complete ongoing work on its financial restatement and expects to meet the timing requirements set forth by the NYSE.
Safe Harbor Statement

The above statement that the Company expects to meet the timing requirements set forth by the NYSE is a forward-looking statement and is subject to risks and uncertainties. We have based this statement on the current status of the restatement process, other information now known to us, and our anticipated timing for the completion of the restatement and related SEC filings.  Although we believe that the assumptions and expectations reflected in this statement are reasonable, the timing of completion of the restatement process and related SEC filings in order to come into compliance with the NYSE's requirements for continued listing is subject to known and unknown risks and uncertainties and could vary materially from our current expectations.  We assume no, and we specifically disclaim any, obligation to update this statement to reflect actual results or changes in factors or assumptions affecting this statement.  We advise investors to consult any further disclosures we make on this topic in our SEC filings.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release issued by the Company on September 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCRETIVE HEALTH, INC.
Date:	September 17, 2013	By:	/s/ Sean F. Orr
Sean F. Orr
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1 Press Release issued by the Company on September 17, 2013.